SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2007
WINSTON HOTELS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-23732	56-1872141

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
2626 Glenwood Avenue, Suite 200
Raleigh, North Carolina 27608
(Address and zip code of
principal executive offices)
Registrant’s telephone number, including area code: (919) 510-6010
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
     On June 21, 2007, Winston Hotels, Inc., a North Carolina corporation (“the company”), announced that its common shareholders approved the previously announced merger of the company with and into a wholly-owned subsidiary of Inland American Real Estate Trust, Inc.. The company also announced that its board of directors declared a cash dividend of $0.50 per share on its Series B Cumulative Preferred stock for the second quarter of 2007, to preferred shareholders of record on June 29, 2007. This dividend will be paid simultaneous with the consideration that the preferred shareholder will receive in connection with the merger. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01.     Financial Statements and Exhibits.
     (d) Exhibits.
     99.1 — Press release, dated June 21, 2007.
Additional Information about the Merger and Where to Find It
     In connection with the proposed merger, the company has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) and has provided shareholders as of the record date with a copy of the definitive proxy statement. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, INLAND AMERICAN REAL ESTATE TRUST, INC. AND THE PROPOSED MERGER. Investors can obtain the definitive proxy statement and all other relevant documents filed by the company with the SEC free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the company by contacting the company’s Investor Relations at (919) 510-8003 or accessing the company’s investor relations web site, www.winstonhotels.com.

Cautionary Note Regarding Forward Looking Statements
Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. These factors include, but are not limited to: (i) failure of customary closing conditions, (ii) development and redevelopment risks, including risk of construction delay, cost overruns, occupancy, governmental permits, zoning, the increase of development costs in connection with projects that are not pursued to completion, (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (iv) the outcome of any legal proceedings that have been or may be instituted by or against the company; (v) the inability to complete the merger due to the failure to satisfy other conditions to completion of the merger; (vi) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (vii) the ability to recognize the benefits of the merger; and (viii) the amount of the costs, fees, expenses and charges related to the merger. Although the company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. For a further discussion of these and other factors that could impact the company’s future results, performance, achievements or transactions, see the documents filed by the company from time to time with the SEC, and in particular the section titled, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 16, 2007, as amended by the company’s Annual Report on Form 10-K/A, which was filed with the SEC on April 30, 2007. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINSTON HOTELS, INC.

Date: June 21, 2007	By:	/s/ Joseph V. Green

Joseph V. Green President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated June 21, 2007.